EXHIBIT INDEX


Exhibit   Description of Document
Number

EX-99.a Articles of Incorporation of American Century Sierra Funds, Inc. dated November 17, 2000 are included herein.

EX-99.b   By-Laws of American Century Sierra Funds, Inc. are included herein.

EX-99.d Management Agreement between American Century Sierra Funds, Inc. and American Century Investment Management, Inc. (to be filed by amendment).

EX-99.e Distribution Agreement between American Century Sierra Funds, Inc. Inc. and American Century Investment Management, Inc. (to be filed by amendment).

EX-99.g1 Global Custody Agreement between The Chase Manhattan Bank and the Twentieth Century and Benham Funds, dated August 9, 1996 (filed electronically as Exhibit 8 to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g2 Amendment to Global Custody Agreement between The Chase Manhattan Bank and the Twentieth Century and Benham Funds dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of American Century Variable Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).


EX-99.g3 Master Agreement by and between American Century Services Corporation (formerly known as Twentieth Century Services, Inc.) and Commerce Bank, N.A. dated January 22, 1997 (filed as Exhibit 8e to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 33-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.h1 Transfer Agency Agreement between American Century Sierra Funds, Inc. and American Century Services Corporation, (to be filed by amendment).

EX-99.h2 Credit Agreement between American Century Funds and The Chase Manhattan Bank as Administrative Agent dated as of December 21, 1999 (filed as Exhibit h3 to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of American Century California Tax-Free and Municipal Funds, File No. 2-82734, filed on December 29, 1999, and incorporated herein by reference).

EX-99.i   Opinion and Consent of Counsel is included herein.

EX-99.j1  Consent of Deloitte & Touche LLP (to be filed by amendment).

EX-99.j2  Power of Attorney dated November 18, 2000 is included herein.

EX-99.p American Century Investments Code of Ethics for American Century Sierra Funds, Inc. (to be filed by amendment).